Shareholders' Equity	6 Months Ended
Apr. 30, 2025
Shareholders’ Equity [Abstract]
SHAREHOLDERS’ EQUITY

NOTE 8 – SHAREHOLDERS’ EQUITY

As of April 30, 2025, the Company had 25,000,000,000 authorized ordinary shares, and 55,056,945 ordinary shares were issued and outstanding.

Reverse Stock Split

On July 7, 2023, our Board of Directors declared a reverse share split at a ratio of 1-for-18 for shares having a par value of $0.001 per share with effect from July 10. Following the reverse split, the shares had a par value of $0.018 per share. There was no effect on total stockholders’ equity.

During the six months ended April 30, 2025, the Company issued: (i) 598,943 ordinary shares in consideration for conversion of a note payable in the amount of $1,720,800; (ii) 1,925,259 ordinary shares for net cash proceeds of $3,568,599; and (iii) 177,778 ordinary shares for compensation in the amount of $ 2,717,326?

On March 18, 2025, the Company’s shareholders approved a stock split pursuant to which each issued and unissued share of the Company will be subdivided into five shares of a par value of $0.00039 each. Following the share subdivision, the authorized share capital of the Company will be US$9,750,000 divided into 25,000,000,000 shares of a par value of US$0.00039 each.

Private Placement

On October 17, 2024, the Company entered into a securities purchase agreement with certain investors pursuant to which the Company agreed to sell an aggregate of 500,000 ordinary shares, par value $0.00195 per share, of the Company at a price of $0.72 per share, for aggregate gross proceeds of $360,000. The offering closed on October 22, 2024.